EXHIBIT 991

From

Chip Langston [address redacted]

Sent:

Tuesday, July 21, 2009 2:44 PM

To:

Andrew Taylor-Kimmins (address redacted); Paul K. Hickey (address redacted); Ted Williams (address redacted); Franz Skyranz (address redacted); John R. Fahy (address redacted)

Cc:

Carter B. McCain (address redacted)

Subject:

Resignation from the Board of Directors

Dear Board,

I hereby resign as a Director, but not as President pursuant to the Consulting Agreement.

Chip Langston

(telephone number redacted)